                                                                   EXHIBIT 10.39

                     ADVANCE STORES COMPANY, INCORPORATED

                            STOCK PLEDGE AGREEMENT


          THIS STOCK PLEDGE AGREEMENT (this "Pledge Agreement") is made as of September 20, 2001, between Garnett E. Smith as pledgor ("Pledgor"), and Advance Stores Company, Incorporated, a Virginia corporation, as pledgee ("Pledgee").


                                 R E C I T A L S:
                                 - - - - - - - -

          A. Pursuant to that certain Stock Purchase Agreement dated April 15, 1998 (the "Purchase Agreement") by and between Pledgee and Pledgor, Pledgor was issued 250,000 shares (the "Shares") of common stock, $0.01 par value per share of Pledgee in exchange for an aggregate purchase price of $2,500,000.00.

          B. Pursuant to the terms of the Purchase Agreement and that certain Secured Promissory Note in the amount of $1,300,000.00 of even date herewith delivered by Pledgor to Pledgee (the "Note"), Pledgor has agreed to make payments of principal and interest to Pledgee as provided in the Note.

          C. Pursuant to the terms of the Purchase Agreement and the Note, Pledgor is required to execute this Pledge Agreement to secure payment in full of all obligations under the Note, whether for principal, interest, fees, expenses or otherwise and to ensure compliance with the terms and conditions of the Purchase Agreement and this Pledge Agreement.


                                 A G R E E M E N T:
                                 - - - - - - - - -

          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and conditions contained herein, the parties hereto agree as follows:

          1.  Grant of Security Interest in the Shares.  Pledgor hereby grants
              ----------------------------------------
to Pledgee a security interest in the Shares, pledges and hypothecates the Shares to Pledgee, and deposits the certificates evidencing the Shares (the "Certificates") with Pledgee as collateral security for the payment by Pledgor of all obligations existing under the Note, whether for principal, interest, fees, expenses or otherwise, and the satisfaction of all obligations of Pledgor under the Purchase Agreement and this Pledge Agreement. The Certificates, together with one or more stock assignments duly executed in blank with signatures appropriately guaranteed or witnessed, are being delivered herewith to Pledgee, to be retained by Pledgee as the pledgeholder for the Shares.

          2.  Representation and Warranty of Pledgor.  Pledgor represents and
              --------------------------------------
warrants
to Pledgee that the Shares are free and clear of all claims, mortgages, pledges, liens and other encumbrances of any nature whatsoever, except (a) the liens and restrictions set forth herein and in the Note, and (b) any restrictions upon sale and distribution imposed by the Securities Act of 1933, as amended (the "Act"), applicable state securities laws, and the Purchase Agreement.

          3.  Voting of Shares.  So long as there shall exist no Event of
              ----------------
Default (as hereinafter defined), Pledgor shall be entitled to exercise, as Pledgor deems proper but in a manner not inconsistent with the terms hereof, Pledgor's rights to voting power with respect to the Shares. Pledgee, and not Pledgor, shall be entitled to vote the Shares at any time that there exists an Event of Default.

          4.  Dividends.  So long as there shall exist no Event of Default,
              ---------
Pledgor shall be entitled to receive any dividend (ordinary or extraordinary, whether paid in cash, stock or property) or other distribution with respect to the Shares. If there exists an Event of Default, such dividend or other distribution shall be delivered to Pledgee to be held as additional collateral security under this Pledge Agreement.

          5.  Pledgee's Duties.  So long as Pledgee exercises reasonable care
              ----------------
with respect to the Shares in its possession, Pledgee shall have no liability for any loss or damage to such Shares, and in no event shall Pledgee have liability for any diminution in value of the Shares occasioned by economic or market conditions or events. Pledgee shall be deemed to have exercised reasonable care within the meaning of the preceding sentence if the Shares in its possession are accorded treatment substantially equal to that which Pledgee accords its own property, it being understood that Pledgee shall not have any responsibility under this Pledge Agreement for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to the Shares, whether or not Pledgee has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any person or entity with respect to the Shares.

          6.  Release from Pledge; Transfers to Permitted Transferees.  In the
              -------------------------------------------------------
event of a purchase by Pledgee of any or all of the Shares pursuant to Section 3
                                                                       ---------
of the Purchase Agreement, such Shares shall be released from this Pledge Agreement. Pledgor hereby authorizes and directs Pledgee, upon receipt by Pledgor of payment pursuant to Section 3 of the Purchase Agreement, to complete
                               ---------
and execute the stock assignment or stock assignments delivered herewith to effectuate such Transfer.

          No Shares may be Transferred (as defined in the Purchase Agreement) (except as set forth in the next sentence), unless Pledgor has made payment to Pledgee of all unpaid obligations existing under the Note (whether or not then due and payable), whether for principal, interest, fees, expenses or otherwise and all unsatisfied obligations of Pledgor under the Purchase Agreement and this Pledge Agreement. In the event of a Transfer pursuant to Section 5 of the
                                                          ---------
Purchase Agreement, the Pledgor authorizes the Pledgee to cause the certificate or certificates evidencing the Shares to be reissued in the name of the Permitted Transferee (as defined in the Purchase Agreement) or Transferees; provided, however, that (a) the Shares shall continue to be subject to this Agreement and the Permitted Transferees shall execute an undertaking agreeing to be bound by this Agreement in accordance with Section 5
                                                                      ---------
of the Purchase Agreement; (b) the reissued certificate or certificates shall continue to be held by the Pledgee pursuant hereto; and (c) the Permitted Transferee or Transferees shall execute and deliver to the Pledgee stock assignments in blank with respect to the Shares. Upon receipt by Pledgee of the payment as required by this paragraph, the Shares shall be released from this Pledge Agreement.

          7.  Sale of Collateral.  Upon the occurrence of any Event of Default
              ------------------
(as defined in Section 9 hereof), Pledgee shall have all the rights and remedies
               ---------
of a secured party under the applicable Uniform Commercial Code and also may, without notice, except as specified below, at its option, sell all or any part of the Shares, for cash, note or other property upon credit for future delivery or upon such other terms as Pledgee may deem commercially reasonable. Upon such sale, Pledgee, unless prohibited by a provision of any applicable statute, may purchase all or any part of the Shares being sold, free from and discharged of all trusts, claims, rights of redemption and equities of Pledgor. If the proceeds of any sale of the Shares shall be insufficient to pay all amounts due under the Notes and satisfy the obligations of Pledgor under the Purchase Agreement and this Pledge Agreement, including collection costs and expenses of such sale, Pledgor shall remain obligated and liable for any deficiency with respect thereto. If, at any time when Pledgee shall determine to exercise its rights to sell all or any part of the Shares pursuant to this Section 7, such
                                                              ---------
Shares, or the part thereof to be sold, shall not be effectively registered under the Act as then in effect or any similar statute then in force, subject to the provisions of Section 9 hereof, Pledgee, in its sole and absolute
                  ---------
discretion, is hereby expressly authorized to sell such Shares, or any part thereof, by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable in order that such sale may be effectuated legally without such registration. Without limiting the generality of the foregoing, Pledgee, in its sole and absolute discretion, may approach and negotiate with a restricted number of potential purchasers to effectuate such sale or restrict such sale to a purchaser or purchasers who shall represent and agree that such purchaser or purchasers are purchasing for its or their own account, for investment only, and not with a view to the distribution or sale of such Shares or any part thereof. Any sale conducted in the manner described in the foregoing sentence shall be deemed to be a sale conducted in a commercially reasonable manner within the meaning of the applicable Uniform Commercial Code, and Pledgor hereby consents and agrees that Pledgee shall incur no responsibility or liability for selling all or any part of the Shares at a price which is not unreasonably low, notwithstanding the possibility that a substantially higher price might be realized if the sale were public. Pledgee shall not be obligated to make any sale of the Shares regardless of notice of sale having been given. Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and any such sale may, without further notice, be made at the time and place to which it was so adjourned.

          8.  Redemption of Collateral.  Notwithstanding any other provision of
              ------------------------
this Pledge Agreement, upon the occurrence of an Event of Default, Pledgee shall give Pledgor written notice of the time and place of any public sale or of the time on or after which any private sale or other Transfer is to be made at least five (5) days before the date fixed for any public sale or before the day on or after which any private sale or other Transfer is to be made. Pledgor agrees that, to the extent notice of sale shall be required by law, such five (5) days' notice shall constitute reasonable notification. This notice shall also specify the aggregate outstanding monetary obligations of the Pledgor to Pledgee at the date of such notice (the "Total Obligation"). At any time during such five (5) day period, Pledgor shall have the right to redeem the Shares by the payment by certified or bank cashier's check of an amount equal to the Total Obligation.

          9.  Events of Default.  At the option of Pledgee, the principal
              -----------------
balance of the Note and all accrued and unpaid interest thereon, and all other obligations of Pledgor to Pledgee thereunder, under the Purchase Agreement and hereunder, shall become and be immediately due and payable, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind (all of which are hereby expressly waived by Pledgor), upon the occurrence of any of the events set forth below (individually, an "Event of Default"):

               (a) Pledgor shall fail to make complete payment of any installment of accrued interest under the Note on the date such installment of accrued interest is due, after being given notice and an opportunity of at least five (5) days to cure such nonpayment;

               (b) Pledgor shall fail to make complete payment of principal when due under the Note;

               (c) Pledgor shall fail to make the prepayment of principal and accrued interest on the Note as required by the fourth paragraph of the Note; or

               (d) Pledgor shall commit a breach of or default under the Purchase Agreement or this Pledge Agreement.

          10.  Termination.  This Pledge Agreement shall terminate only upon (a)
               -----------
payment to Pledgee of all unpaid obligations existing under the Note, whether for principal, interest, fees, expenses or otherwise and all unsatisfied obligations of Pledgor under the Purchase Agreement and this Pledge Agreement, and (b) termination of the Purchase Agreement and all obligations thereunder with respect to all Shares. Upon termination of this Pledge Agreement, Pledgor shall be entitled to the return of the Certificates then held by Pledgee and any other collateral security then held by Pledgee pursuant to Section 4 of this
                                                           ---------
Pledge Agreement.

          11.  Cumulation of Remedies; Waiver of Rights.  The remedies provided
               ----------------------------------------
herein in favor of Pledgee shall not be deemed exclusive but shall be cumulative and shall be in addition to all of the remedies in favor of Pledgee existing at law or in equity. Nothing in this Pledge Agreement shall require Pledgee to proceed against or exhaust its remedies against the Shares before proceeding against Pledgor or executing against any other security or collateral securing performance of Pledgor's obligations to Pledgee under the Note, the Purchase Agreement or this Pledge Agreement. No delay on the part of Pledgee in exercising any of its options, powers or rights, or the partial or single exercise thereof, shall constitute a waiver thereof.

          12.  Execution of Endorsements, Assignments, Etc.  Upon the occurrence
               -------------------------------------------
of an Event of Default, Pledgee shall have the right for and in the name, place and stead of Pledgor to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Shares and any other shares of the capital stock of Pledgee or other property which is held by Pledgee as collateral security pursuant to this Pledge Agreement.

          13.  Miscellaneous.
               -------------

               (a) Further Assurances; Changes in Capitalization.  Each party
                   ---------------------------------------------
hereto agrees to perform any further acts and execute and deliver any documents which may be reasonably necessary to carry out the intent of this Pledge Agreement. The provisions of this Pledge Agreement shall apply to any and all stock or other securities of the Pledgee or any successor or assign of the Pledgee, which may be issued in respect of, in exchange for or in substitution of, the Shares by reason of any split, reverse split, recapitalization, reclassification, combination, merger, consolidation or otherwise, and such Shares or other securities shall be encompassed within the term "Shares" for purposes of this Pledge Agreement and the Pledgee shall have a security interest in all such securities on the same terms set forth in this Pledge Agreement.

               (b) Notice.  Except as otherwise provided herein, all notices,
                   ------
requests, demands and other communications under this Agreement shall be in writing, and if by telegram or telecopy, shall be deemed to have been validly served, given or delivered when sent, or if by personal delivery or messenger or courier service, or by registered or certified mail, shall be deemed to have been validly served, given or delivered upon actual delivery, at the following addresses, telephone and facsimile numbers (or such other address(es), telephone and facsimile numbers a party may designate for itself by like notice):


               If to Pledgee:

               Advance Stores Company, Incorporated
               c/o Freeman Spogli & Co. Incorporated
               599 Lexington Avenue, Suite 1800
               New York, New York 10022
               Attention:  John M. Roth
               Telephone:  (212) 758-2555
               Telecopy:   (212) 758-7499

               If to Pledgor:

               Garnett E. Smith
               1994 Merriman Way
               Moneta, Virginia 24121
               Telephone:  (540) 721-8057


               (c) Amendments.  This Pledge Agreement may be amended only by a
                   ----------
written agreement executed by the parties hereto.

               (d) Governing Law.  This Pledge Agreement shall be governed by
                   -------------
and construed in accordance with the laws of the Commonwealth of Virginia.

               (e) Disputes.  In the event of any dispute between the parties
                   --------
arising out of this Pledge Agreement, the prevailing party shall be entitled to recover from the nonprevailing party the reasonable expenses of the prevailing party including, without limitation, reasonable attorneys' fees.

               (f) Entire Agreement.  This Pledge Agreement constitutes the
                   ----------------
entire agreement and understanding among the parties pertaining to the subject matter hereof and supersedes any and all prior agreements, whether written or oral, relating hereto.

               (g) Successors and Assigns.  Pledgee shall have the right to
                   ----------------------
assign with absolute discretion any or all of its rights and/or obligations and/or delegate any or all of its duties under this Agreement to any of its affiliates, successors and/or assigns, including, without limitation (i) to any of its banks or lending institutions as collateral security, or (ii) to any entity succeeding the Pledgee by merger, consolidation or acquisition of all or substantially all of the Pledgee's assets, and this Agreement shall inure to the benefit of, and be binding upon, such respective affiliates, successors and/or assigns of Pledgee in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto. Unless specifically provided herein to the contrary, Pledgor may not assign any or all of its rights and/or obligations and/or delegate any or all of its duties under this Pledge Agreement without the prior written consent of Pledgee. Upon an assignment of any or all of Pledgor's rights and/or obligations and/or a delegation of any or all of its duties under this Pledge Agreement in accordance with the terms of this Pledge Agreement, this Pledge Agreement shall inure to the benefit of, and be binding upon, Pledgor's respective affiliates, successors and/or assigns in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto.

               (h) Headings.  Introductory headings at the beginning of each
                   --------
section and subsection of this Pledge Agreement are solely for the convenience of the parties and shall not be deemed to be a limitation upon or description of the contents of any such section and subsection of this Pledge Agreement.

               (i) Counterparts.  This Agreement may be executed in two
                   ------------
counterparts, each of which shall be deemed an original and both of which, when taken together, shall constitute one and the same Pledge Agreement.


          IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement as of the day and year first above written.

                              PLEDGEE:

                              Advance Stores Company, Incorporated,
                              a Virginia corporation


                              By: /s/ Lawrence P. Castellani
                                  ---------------------------
                                  Lawrence P. Castellani
                                  Chief Executive Officer



                              PLEDGOR:


                              /s/ Garnett E. Smith
                              --------------------
                              Garnett E. Smith